SUBSEQUENT EVENTS - Techgen Refinancing	12 Months Ended
Dec. 31, 2018
Disclosure of subsequent events [Abstract]
SUBSEQUENT EVENTS - Techgen Refinancing
SUBSEQUENT EVENTS - TECHGEN REFINANCING

On February 13, 2019, Techgen entered into a $640 million loan agreement with several banks to refinance its obligations under the existing syndicated loan. Techgen’s obligations under the new facility, which is “non-recourse” on the sponsors, will be guaranteed by a Mexican security trust covering Techgen’ shares, assets and accounts as well as Techgen’s affiliates rights under certain contracts. In addition, Techgen’s collection and payment accounts not subject to the trust have been pledged in favor of the lenders under the new loan agreement, and certain direct agreements -customary for these type of transactions- have been entered into with third parties and affiliates, including in connection with the agreements for the sale of energy produced by the project and the agreements for the provision of gas and long-term maintenance services to Techgen. The commercial terms and conditions governing the purchase, by the Company’s Mexican subsidiaries, of the energy generated by the project remain unchanged.

Under the loan agreement, Techgen is committed to maintain a debt service reserve account covering debt service becoming due during two consecutive quarters; such account is funded by stand-by letters of credit issued for the account of Techgen’s sponsors in proportion to their respective participations in Techgen. Accordingly, the Company and its Luxembourg subsidiary Ternium Investments S.à r.l. applied for stand-by letters of credit covering 48% of the debt service coverage ratio, which as of the date hereof amounts to $21.4 million.

The loan was drawn on February 26, 2019 and the proceeds thereof were used to repay all loans outstanding under the existing facility, and as result Ternium’s corporate guarantee issued in connection with the existing syndicated loan has been released.